EXHIBIT 99.1

For Immediate Release

MERIDIAN BIOSCIENCE REALIGNS ORGANIZATIONAL STRUCTURE

•	New Structure Consists of two Business Units, Diagnostics and Life Science, Supported by a Global Corporate Team
•	Realignment Aimed at Building a Stronger, More Sustainable Organization; Paving the Way for Future Growth
•	Resulting Cost Savings to be Reinvested Back into the Business

CINCINNATI, March 21, 2018 (GLOBE NEWSWIRE) Meridian Bioscience, Inc. (NASDAQ: VIVO) today announced the realignment of its business structure aimed at building a stronger, more sustainable organization and paving the way for future growth.  Effective immediately, the Company will conduct operations through two Business Units, Diagnostics and Life Science, both of which will be supported by a global corporate team.

Jack Kenny, Chief Executive Officer, commented, "This structural realignment represents the culmination of an in-depth review of Meridian's business since my arrival.  Since joining the Company in October 2017, I have been impressed with the many strengths across Meridian's businesses.  I have also become aware of untapped potential resulting from the inefficient and often costly structure embedded within each of the businesses.  This new model will cultivate Meridian's existing strengths while leveraging relationships across each of the business units; drive increased efficiency and cost savings; and, ultimately, increase shareholder value.

Each of the two business units will now have a consolidated sales and marketing team supporting the entire product portfolio.  This consolidation will enable strong commercial relationships to be expanded across product lines and markets.

Corporate functions have been redefined under the new organizational structure.  This will allow the corporate team to provide more cohesive support across the Diagnostics and Life Science Business Units while reducing duplicative efforts.

Savings from this realignment will be fully reinvested back into the business, with an emphasis on bolstering R&D spending, business development, and customer-facing roles.  As a result of this reinvestment, the realignment will have no impact on fiscal 2018 non-GAAP guidance. It should be noted this guidance published on October 19, 2017 does not include the positive impact of Tax Reform which will be addressed in our second quarter of fiscal 2018 earnings release.

The potential that this realignment provides is exciting, and represents the first step in our path towards sustainable growth.  Our next step will be to define our growth strategy for the next three-to-five years.  In that regard, we are in the late stages of a search for an executive to lead our business development and strategy initiatives.  We look forward to reporting on developments as the year progresses."

Diagnostics Business Unit

The Diagnostics Business Unit consists of three business areas: Molecular (illumigene brand); Core (Premier®, MERIFLUOR® and Para-Pak® brands); and Point of Care (ImmunoCard®, TRU, Magellan LeadCare®, and Curian™ brands, with Curian representing a new diagnostic platform which is currently under development).  All commercial activities, including sales and marketing, have been consolidated to serve the entire business unit.

For the time being, Jack Kenny will act as the Executive Vice President of the Diagnostics Business Unit, in addition to his role as CEO.  Jack will lead the effort to integrate the diagnostics businesses into one high-performing organization, accelerating growth and delivering new products to market.

Life Science Business Unit

The Life Science Business Unit consists of Immunological reagents (MLS) and Molecular reagents (Bioline).  All commercial activities, including sales and marketing, have been consolidated to serve the entire business unit.

Lourdes G. Weltzien, Ph.D., has been promoted to Executive Vice President, Life Science, and will lead the Life Science Business Unit, driving increased scale and efficiency from the consolidated businesses while pursuing new growth opportunities.  Dr. Weltzien has been instrumental in driving growth and profitability in the life science business over the past nine years, while also heading up Meridian's move into the Asia Pacific marketplace by opening Meridian's office in China.

FORWARD-LOOKING STATEMENTS
The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements.  Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as "estimates", "anticipates", "projects", "plans", "seeks", "may", "will", "expects", "intends", "believes", "should" and similar expressions or the negative versions thereof and which also may be identified by their context.  All statements that address operating performance or events or developments that Meridian expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted earnings and revenue, are forward-looking statements. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made.  Specifically, Meridian's forward-looking statements are, and will be, based on management's then-current views and assumptions regarding future events and operating performance.  Meridian assumes no obligation to publicly update or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.  These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following:

Meridian's operating results, financial condition and continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian's competition, its ability to effectively sell such products and its ability to successfully expand and effectively manage increased sales and marketing operations.  While Meridian has introduced a number of internally developed products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis or in protecting its intellectual property, and unexpected or costly manufacturing costs associated with the ramp up of new products could cause actual results to differ from expectations.  Meridian relies on proprietary, patented and licensed technologies.  As such, the Company's ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results.  Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution.  Recessionary pressures on the economy and the markets in which our customers operate, as well as adverse trends in buying patterns from customers, can change expected results.  Costs and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products, as can the uncertainty of regulatory approvals and the regulatory process.  The international scope of Meridian's operations, including changes in the relative strength or weakness of the U.S. dollar and general economic conditions in foreign countries, can impact results and make them difficult to predict.  One of Meridian's growth strategies is the acquisition of companies and product lines.  There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses will be successfully integrated into Meridian's operations.  There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention, and there may be additional risks with respect to Meridian's ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives.  Meridian cannot predict the outcome of goodwill impairment testing and the impact of possible goodwill impairments on Meridian's earnings and financial results.  Meridian cannot predict the possible impact of U.S. health care legislation enacted in 2010 – the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act – and any modification or repeal of any of the provisions thereof initiated by Congress or the presidential administration, and any similar initiatives in other countries on its results of operations.  Efforts to reduce the U.S. federal deficit, breaches of Meridian's information technology systems and natural disasters and other events could have a materially adverse effect on Meridian's results of operations and revenues.  We have identified a material weakness in our internal control over financial reporting that, if not properly corrected, could materially adversely affect our operations and result in material misstatements in our financial statements.  In addition to the factors described in this paragraph, as well as those factors identified from time to time in our filings with the Securities and Exchange Commission, Part I, Item 1A Risk Factors of our most recent Annual Report on Form 10-K contains a list and description of uncertainties, risks and other matters that may affect the Company.  Readers should carefully review these forward-looking statements and risk factors and not place undue reliance on our forward-looking statements.

About Meridian Bioscience, Inc.
Meridian is a fully integrated life science company that develops, manufactures, markets and distributes a broad range of innovative diagnostic test kits, rare reagents, specialty biologicals and components. Utilizing a variety of methods, our diagnostic tests provide accuracy, simplicity and speed in the early diagnosis and treatment of common medical conditions, such as infections and lead poisoning. Meridian's diagnostic products are used outside of the human body and require little or no special equipment. The Company's diagnostic products are designed to enhance patient well-being while reducing the total outcome costs of health care. Meridian has strong market positions in the areas of gastrointestinal and upper respiratory infections, and blood lead level testing. In addition, Meridian is a supplier of rare reagents, specialty biologicals and components used by organizations in the life science and agri-bio industries engaged in research. Many companies also utilize Meridian's products as components in the manufacture of diagnostics. The Company markets its products and technologies to hospitals, reference laboratories, research centers, diagnostics manufacturers and agri-bio companies in more than 70 countries around the world. The Company's shares are traded on the NASDAQ Global Select Market, symbol VIVO. Meridian's website address is www.meridianbioscience.com.

Contact:
Jack Kenny
Chief Executive Officer
Meridian Bioscience, Inc.
Phone:  513.271.3700
Email: mbi@meridianbioscience.com

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